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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):         April 23, 1998


                            Union Pacific Corporation
              (Exact Name of Registrant as Specified in its Charter)


            Utah                    1-6075                   13-2626465
  (State or Other Jurisdiction   (Commission              (I.R.S. Employer
        of Incorporation)         File Number)          Identification No.)


  1717 Main Street, Suite 5900, Dallas, Texas                 75201
   (Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:     (214) 743-5600


                                      N/A
           Former Name or Former Address, if Changed Since Last Report

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  Item 5. Other Events.

   Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998, which is incorporated herein by reference.

  Item 7.    Financial Statements and Exhibits.

     (c)     Exhibits.

          99 Press Release dated April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998.
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                               SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: April 23, 1998


                            UNION PACIFIC CORPORATION


                            By: /s/ Carl W. von Bernuth
                               -------------------------
                                 Carl W. von Bernuth
                                 Senior Vice President, General
                                  Counsel and Secretary


<EXHIBIT INDEX>


                             EXHIBIT INDEX

   Exhibit   Description

   99 Press Release dated April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998.